UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 6, 2009 (December 19, 2008)

Solera Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33461	26-1103816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15030 Avenue of Science, San Diego, California	92128
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 724-1600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 19, 2008, Solera Holdings, Inc. (the “Company”) filed a Form 8-K to report that, pursuant to a Stock Purchase Agreement among the Company, HPI Holding Ltd., an indirect wholly owned subsidiary of the Company (the “Purchaser”), RAC plc (the “Seller”) and HPI Ltd. (“HPI”), the Purchaser acquired 100% of the outstanding share capital of HPI from the Seller. This Form 8-K/A is being filed to provide the financial statements described under Item 9.01 below. These financial statements are filed as exhibits 99.1, 99.2 and 99.3 to this Form 8-K/A.

Item 9.01 – Financial Statements and Exhibits

(a) Financial statements of Business Acquired

The required audited financial statements of HPI as of December 31, 2007 and for the year then ended are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference. The Report of Independent Auditors included in the HPI 2007 financial statements provides that International Financial Reporting Standard 1 requires the filing of HPI’s 2006 financial statements. Regulation S-X does not require that the Company file the HPI 2006 financial statements in this current report on Form 8-K/A. Accordingly, the HPI 2006 financial statements are not included in this filing.

The required unaudited financial statements of HPI for the nine month periods ended September 30, 2008 and 2007 and as of September 30, 2008 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information

The required unaudited pro forma financial information (i) for the twelve months ended June 30, 2008 and (ii) as of and for the three months ended September 30, 2008 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(d) Exhibits

23.1	Consent of Ernst & Young LLP, independent auditor.

99.1	Audited balance sheet of HPI Limited as of December 31, 2007, and the related statements of income, recognized income and expense, reconciliation of shareholder’s equity, and cash flows for the year then ended.

99.2	Unaudited balance sheet of HPI Limited as of September 30, 2008. Unaudited statements of income, recognized income and expense, and cash flows for the nine month periods ended September 30, 2007 and 2008, and reconciliation of shareholder’s equity for the nine months ended September 30, 2008.

99.3	Unaudited pro forma condensed combined financial information of Solera Holdings, Inc. and HPI, Ltd.: (1) for the twelve months ended June 30, 2008; (2) for the three months ended September 30, 2008; and (3) as of September 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLERA HOLDINGS, INC.

/s/ Jack Pearlstein
	Name:	Jack Pearlstein
	Title:	Chief Financial Officer, Treasurer and Assistant Secretary

Date: March 6, 2009

EXHIBIT INDEX

23.1	Consent of Ernst & Young LLP, independent auditor.

99.1	Audited balance sheet of HPI Limited as of December 31, 2007, and the related statements of income, recognized income and expense, reconciliation of shareholder’s equity, and cash flows for the year then ended.

99.2	Unaudited balance sheet of HPI Limited as September 30, 2008. Unaudited statements of income, recognized income and expense, and cash flows for the nine month period ended September 30, 2007 and 2008, and reconciliation of shareholder’s equity for the nine month period ended September 30, 2008.

99.3	Unaudited pro forma condensed combined financial information of Solera Holdings, Inc. and HPI, Ltd.: (1) for the twelve months ended June 30, 2008; (2) for the three months ended September 30, 2008; and (3) as of September 30, 2008.